MFS(R) INTERNATIONAL NEW DISCOVERY FUND

                      Supplement to the Current Prospectus


As of September 1, 2006, the fund will no longer be available for sale to certain new investors.

Current shareholders may continue to invest in the fund. Also, new or additional purchases will be allowed from: (i) participants making contributions through MFS Serviced Plans which offer the fund as a plan option prior to September 1, 2006, (ii) qualified tuition programs established under section 529 of the Internal Revenue Code of 1986, as amended, which offer the fund as a program option prior to September 1, 2006; and (iii) any MFS fund investing primarily in shares of other MFS funds.

  Transfers to new registrations within the fund will be allowed.



                  The date of this supplement is July 1, 2006.